Exhibit 10.10

                     THIRD AMENDMENT TO AMENDED AND RESTATED
                           REVOLVING CREDIT AGREEMENT


            THIS THIRD AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this "Amendment") made as of May 12, 2000 by and among NUCO2 INC., a Florida corporation (the "Company"), SUNTRUST BANK, a Georgia banking corporation (formerly named SunTrust Bank, South Florida, National Association, a national banking association) ("SunTrust"), BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., a Delaware corporation (the "Documentation Agent"), THE PROVIDENT BANK, an Ohio banking corporation, BANK LEUMI LE-ISRAEL B.M., Miami Agency, IBJ WHITEHALL BUSINESS CREDIT CORPORATION, a New York corporation, HAMILTON BANK, N.A., a national banking association, and any other banks or other lending institutions that are or will become parties to the Credit Agreement (as defined below) (collectively, the "Lenders" and each individually, a "Lender"), and SUNTRUST BANK, a Georgia banking corporation (formerly named SunTrust Bank, South Florida, National Association, a national banking association), as agent for the Lenders.


                             PRELIMINARY STATEMENTS:

            The Company, Agent and the Lenders are parties to that certain Amended and Restated Revolving Credit Agreement dated as of May 4, 1999 as amended by that certain First Amendment to Amended and Restated Revolving Credit Agreement dated as of June 16, 1999 and as amended by that certain Second Amendment and Waiver to Amended and Restated Revolving Credit Agreement dated as of February 7, 2000 (the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), pursuant to which the Lenders made and continue to make certain financial accommodations to the Company;

            The Company has requested, and the Lenders have agreed, to amend certain financial covenants and to make certain other amendments on the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.          Amendments to Credit Agreement.

            a. Section 1.01 of the Credit Agreement is hereby amended by: (i) replacing the definitions of "Applicable Margin", "Consolidated Net Worth", "EBITDA Multiple" and "Senior Funded Debt" in their entirety with the following definitions:

            "Applicable Margin" shall mean the percentage designated below based on the ratio of the Company's Total Funded Debt to Annualized EBITDA for each fiscal quarter-end, as indicated below:


                 Total Funded Debt to    Applicable Margin   Applicable Margin
                 Annualized EBITDA       (LIBOR Advance)    (Base Rate Advance)

Level I             < 4.00:1.00              2.75%              1.25%

Level II           => 4.00:1.00 and          3.25%              1.75%
                      < 4.75:1.00

Level III            => 4.75:1.00            3.75%              2.25%

            From the Effective Date through and including December 31, 2000, the Applicable Margin on LIBOR Advances and Base Rate Advances shall be 3.75% and 2.25% respectively.

                        "Consolidated  Net Worth" shall mean,  as of the date of
            determination, the sum of, without duplication, (a) total shareholders' equity of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP and (b) the 8% Convertible Preferred Stock.

                        "EBITDA Multiple" shall mean (a) 3.35 from March 1, 2000
            through and including June 30, 2000; (b) 3.30 from July 1, 2000 through and including July 31, 2000; (c) 3.25 from August 1, 2000 through and including September 30, 2000; (d) 3.20 from October 1, 2000 through and including October 31, 2000; (e) 3.10 from November 1, 2000 through and including November 30, 2000; (f) 3.05 from December 1, 2000 through and including December 31, 2000; (g) 3.00 from January 1, 2001 through and including January 31, 2001; (h)
            2.95 from February 1, 2001 through and including  February 28, 2001;
            (i) 2.90 from March 1, 2001  through and  including  March 31, 2001;
            (j) 2.85 from April 1, 2001  through and  including  April 30, 2001;
            (k) 2.80 from May 1, 2001 through and  including  May 31, 2001;  (l)
            2.75 from June 1, 2001 through and including June 30, 2001; (m) 2.70 from July 1, 2001 through and including July 31, 2001; (n) 2.65 from August 1, 2001 through and including August 31, 2001; (o) 2.60 from September 1, 2001 through and including September 30, 2001; and (p)
            2.50 thereafter.

                        "Senior  Funded  Debt" shall mean all  indebtedness  for
            money borrowed, purchase money mortgages, capitalized leases, outstandings under asset securitization vehicles, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date; provided, that Subordinated Debt shall not be included.

(ii) inserting a new sentence at the end of the definition of "Indebtedness" to read as follows: "Notwithstanding the foregoing, Indebtedness shall exclude the 8% Convertible Preferred Stock."

(iii) deleting the definitions of "Applicable Commitment Fee Percentage", "Interest Coverage Ratio", "Maintenance Capital Expenditures", "Net Worth", "Senior Debt Leverage Ratio" and "Total Capitalization" in their entirety; and

(iv) adding the following definitions in their proper alphabetical order:

                        "8%   Convertible   Preferred   Stock"  shall  mean  the
            Company's 8% Cumulative Convertible Preferred Stock, no par value, having an aggregate initial liquidation preference of $5,000,000.

                        "Fifth Amendment to Senior Subordinated Debt" shall mean
            that certain Amendment No. 5 to Senior Subordinated Note Purchase Agreement, dated as of the date hereof, among the Company, the Guarantors and the Investors listed therein.

                        "Total  Funded  Debt"  shall mean all  indebtedness  for
            money borrowed, purchase money mortgages, capitalized leases, outstandings under asset securitization vehicles, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness, which by its terms matures more than one year from the date of any calculation thereof and/or which is renewable or extendable at the option of the obligor to a date beyond one year from such date, minus cash and cash equivalents.

                        "Total Funded Debt Coverage  Ratio" shall mean,  for any
            fiscal period of the Company, the ratio of (a) Total Funded Debt as of the last day of such fiscal period to (b) Annualized EBITDA.

            b. Section 2.16 of the Credit Agreement is hereby amended by replacing clause (c) of such Section 2.16 in its entirety with the following:

                        (c) The Company shall pay to the Agent,  for the account
            of and distribution of the respective Pro Rata Share to each Lender (subject to the last sentence hereof), a commitment fee (the "Commitment Fee") for the period commencing on April 1, 2000 to and including the Commitment Termination Date computed at a rate equal to .50% multiplied by the average daily unused portion of the Commitments of the Lenders, such fee being payable quarterly in arrears on the last day of each calendar quarter, commencing on June 30, 2000, and on the Commitment Termination Date. The Commitment Fee will be calculated on the basis of a 360-day year for the actual number of days elapsed.

            c. Section 5.02(a) of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (vi) thereof, (ii) to delete the punctuation "." at the end of clause (vii) thereof and to substitute therefor the new language "; and" and (iii) to add the following new clause (viii) thereto:

                        (viii) as soon as  available  and in any event within 30
            days after the end of each month, a completed report with respect to accounts of the Company showing aging and such other matters related to accounts receivable in such form as reasonably requested by the Agent.

            d. Section 5.05 of the Credit Agreement is hereby amended by replacing such Section 5.05 in its entirety with the following:

                        "Section  5.05  Maintenance  of  Books;   Inspection  of
            Property and Records; Audits.

                        (a) The  Company  shall,  and  shall  cause  each of its
            Subsidiaries to, keep proper books of record and account containing complete and accurate entries in all material respects of all of their respective financial and business transactions and prepare or cause to be prepared its annual statements and reports in accordance with GAAP. The Company shall, and shall cause each of its Subsidiaries to, permit any person designated by any Lender to visit and inspect any of its properties, corporate books and financial records, to make copies and take extracts therefrom, and to discuss its accounts, affairs, and finances with the principal officers of the Company and such Subsidiary during reasonable business hours, all at such times as the Lenders may reasonably request; provided, however, that any time following the occurrence and continuance of an Event of Default, no prior notice to the Company and such Subsidiary shall be required. The Company shall, and shall cause each of its Subsidiaries to, prepare or cause to be prepared its interim statements and reports in accordance with GAAP, subject to usual and customary year end audit and adjustments and footnote disclosures.

                        (b) The  Company  shall,  and  shall  cause  each of its
            Subsidiaries to, permit any person designated by the Agent to conduct field audits of all accounts receivable of the Company and each of its Subsidiaries as any Lender may reasonably request at any time and from time to time, such field audits to be conducted at the expense of the Company no more frequently than annually, unless an Event of Default has occurred and is continuing, at which time such field audits shall be conducted at the expense of the Company as frequently as any Lender shall request."

            e. Section 6.09 of the Credit Agreement is hereby amended by replacing clause (a) of Section 6.09 in its entirety with the following:

                        "(a) In any  fiscal  year of the  Company,  the  Company
            shall not pay or declare any cash dividends on any of its capital stock; provided, however, the Company may accrue and cumulate, but not pay, cash dividends on the 8% Convertible Preferred Stock."

            f. Section 7.01 of the Credit Agreement is hereby amended by replacing such Section 7.01 in its entirety with the following:

                        "SECTION  7.01 Senior Debt Coverage  Ratio.  The Company
            shall not permit the Senior Debt Coverage Ratio as of the last day of any fiscal quarter of the Company to be greater than (i) 3.35 to
            1.00 for the period beginning on April 1, 2000 through and including June 30, 2000; (ii) 3.25 to 1.00 for the period beginning July 1, 2000 through and including September 30, 2000; (iii) 3.05 to
            1.00 for the period beginning October 1, 2000 through and including December 31, 2000; (iv) 2.90 to 1.00 for the period beginning January 1, 2001 through and including March 31, 2001; (v) 2.75 to
            1.00 for the period beginning April 1, 2001 through and including June 30, 2001; (vi) 2.60 to 1.00 for the period beginning July 1, 2001 through and including September 30, 2001; and (vii) 2.50 to
            1.00 thereafter."

            g. Section 7.02 of the Credit Agreement is hereby amended by replacing such Section 7.02 in its entirety with the following:

                        "SECTION 7.02 Interest Coverage Ratio. The Company shall
            not permit the ratio of the last twelve months EBITDA to the last twelve months Interest Expense as of the last day of any fiscal quarter of the Company to be less than (i) 1.40 to 1.00 for the period beginning on April 1, 2000 through and including June 30, 2000; (ii) 1.50 to 1.00 for the period beginning July 1, 2000 through and including September 30, 2000; (iii) 1.60 to 1.00 for the period beginning October 1, 2000 through and including March 31, 2001; (iv) 1.75 to 1.00 for the period beginning April 1, 2001 through and including June 30, 2001; (v) 1.95 to 1.00 for the period beginning July 1, 2001 through and including September 30, 2001;
            (vi) 2.40 to 1.00 for the period beginning October 1, 2001 through and including December 31, 2001; (vii) 2.50 to 1.00 for the period beginning January 1, 2002 through and including March 31, 2002; and
            (viii) 2.75 to 1.00 thereafter."

            h. Section 7.03 of the Credit Agreement is hereby amended by replacing such Section 7.03 in its entirety with the following:

                        "SECTION  7.03 Total  Funded Debt  Coverage  Ratio.  The
            Company shall not permit the Total Funded Debt Coverage Ratio as of the last day of any fiscal quarter of the Company to be greater than
            (i) 5.75 to 1.00 for the period beginning on April 1, 2000 through and including June 30, 2000; (ii) 5.35 to 1.00 for the period beginning July 1, 2000 through and including September 30, 2000;
            (iii) 5.00 to 1.00 for the period beginning October 1, 2000 through and including December 31, 2000; (iv) 4.75 to 1.00 for the period beginning January 1, 2001 through and including March 31, 2001; (v)
            4.50 to 1.00 for the period beginning April 1, 2001 through and including June 30, 2001; and (vi) 4.25 to 1.00 thereafter."

            i. Section 7.04 of the Credit Agreement is hereby amended by replacing such Section 7.04 in its entirety with the following:

                        "SECTION  7.04 Minimum Net Worth.  The Company  shall at
            all times maintain its Consolidated Net Worth greater than the Minimum Net Worth, equal to (i) $40,000,000, plus (ii) fifty percent (50%) of the cumulative Consolidated Net Income for each fiscal quarter beginning after the fiscal quarter ending on March 31, 2000 (specifically not including any Consolidated Net Loss for any fiscal quarter), plus (iii) the cumulative net proceeds of all equity offerings, except for the 8% Convertible Preferred Stock."

            j. Section 8.01 of the Credit Agreement is hereby amended (i) to delete the punctuation "." at the end of clause (o) thereof and to substitute therefor the new language "; or" and (ii) to add the following new clause (p) thereto:

                        "(p) The Company's aggregate outstanding Advances and Letters of Credit under this Agreement exceed the Borrowing Base."

            k. Annex A of the Credit Agreement is hereby amended by replacing such Annex A in its entirety with the Annex A attached hereto as Exhibit A.

            2. Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions:

            a. The Agent shall have received one or more duly executed counterparts of this Amendment signed by each of the parties hereto.

            b. The Agent shall have received a copy of the Fifth Amendment to Senior Subordinated Debt, in substantially the form attached hereto as Exhibit A, as executed by the parties thereto. The terms and conditions of such Fifth Amendment to Senior Subordinated Debt shall be satisfactory in all respects to the Agent.

            c. The Agent shall have received such other documents as any Lender may reasonably request.

            3. Other Agreements.

            a. For purposes of clarity, the Company, the Agent and the Lenders hereby acknowledge and agree that the Company may furnish to the Agent for distribution to each of the Lenders a revised Borrowing Base Certificate for the month ending March 31, 2000 in accordance with the terms and conditions of the Credit Agreement as amended hereby.

            b. The Company hereby affirms that each of the representations and warranties of the Company contained in the Credit Agreement and in any other Loan Documents (except to the extent that any such representation or warranty expressly relates solely to an earlier date and for changes therein permitted or contemplated by the Credit Agreement) is correct in all material respects on and as of the date hereof and after giving effect to this Amendment. In addition, with respect to this Amendment, Company warrants and represents that the execution, delivery and performance by Company of this Amendment (i) are within the Company's corporate power; (ii) have been duly authorized by all necessary or proper corporate action; (iii) are not in contravention of any provision of the Company's certificate of incorporation or bylaws; (iv) will not violate any law or regulation, or any order or decree of any Governmental Authority; (v) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Company is a party or by which the Company or any of its property is bound; (vi) will not result in the creation or imposition of any Lien upon any of the property of the Company other than those in favor of the Agent for the benefit of the Lenders, all pursuant to the Loan Documents; and
(vii) do not require the consent or approval of any Governmental Authority. Company further represents and warrants that this Amendment has been duly executed and delivered for the benefit of or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

            c. As amended hereby, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to the Agent and the Lenders. To the extent any terms and conditions in any other Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

            d. The Company hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents, effective as of the date hereof, and represents that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

            e. The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and enforcement of this Amendment, the closing hereof, and any other transactions contemplated hereby, including the fees and out-of-pocket expenses of the Company's counsel.

            f. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

            g. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS OF CONFLICTS), OF THE STATE OF FLORIDA AND ALL APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.


                  (Remainder of Page Intentionally Left Blank)

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their respective officers thereunto duly authorized, as of the date first above written.


                                      NUCO2 INC.,
                                      a Florida corporation



                                      By: /s/ Joann Schirripa
                                          -------------------------------------
                                          Joann Schirripa
                                          Chief Financial Officer and Treasurer



                                      Attest: /s/ Eric M. Wechsler
                                              ---------------------------------
                                              Eric M. Wechsler
                                              General Counsel and Secretary

                                       SUNTRUST BANK
                                       individually and as Agent
                                       By: /s/ Russell E. Burnette
                                           ------------------------------------
                                             Russell E. Burnette
                                             Vice President

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.,
                                       individually and as Documentation Agent

                                       By: /s/ Scott Kray
                                           ------------------------------------
                                             Name: Scott Kray
                                             Title: Vice President

                                       By: /s/ Gary W. Andresen
                                           ------------------------------------
                                             Name: Gary W. Andresen
                                             Title: Senior Associate

                                       BANK-LEUMI LE-ISRAEL B.M.,
                                       MIAMI AGENCY
                                       By: /s/ Stephen Hanas
                                           ------------------------------------
                                             Stephen Hanas
                                             Vice President

                                       THE PROVIDENT BANK
                                       By: /s/ Nick Jevic
                                           ------------------------------------
                                             Nick Jevic
                                             Vice President

                                       IBJ WHITEHALL BUSINESS CREDIT
                                       CORPORATION
                                       By: /s/ Edward A. Jesser
                                           ------------------------------------
                                             Edward A. Jesser
                                             Sr. Vice President

                                       HAMILTON BANK, N.A.

                                       By: /s/ Hector F. Ramirez
                                           ------------------------------------
                                             Name: Hector F. Ramirez
                                             Title: Senior Vice President

                                       By: /s/ Emilio R. Rangel Jr.
                                           ------------------------------------
                                             Name: Emilio R. Rangel Jr.
                                             Title: Assistant Vice President

                          ACKNOWLEDGMENT OF GUARANTORS


            Each of the Guarantors acknowledges and agrees to the terms of the foregoing Second Amendment to Amended and Restated Revolving Credit Agreement, and further acknowledges and agrees that (i) all of the obligations of the Company shall continue to constitute "Guaranteed Obligations" covered by the Amended and Restated Guaranty Agreement dated as of May 4, 1999 executed by the undersigned, and (ii) the Amended and Restated Guaranty Agreement is and shall remain in full force and effect on and after the date hereof, and (iii) the foregoing agreement shall in no way release, discharge, or otherwise limit the obligations of such Guarantor under the Amended and Restated Guaranty Agreement.

            This Acknowledgment of Guarantors is made and delivered as of May 12, 2000.

                                       GUARANTORS:

                                       NUCO2 ACQUISITION CORP.,
                                       a Florida corporation



                                       By: /s/ Eric M. Wechsler
                                           ------------------------------------
                                             Name:  Eric M. Wechsler
                                             Title:  Vice President

                                       [CORPORATE SEAL]


                                       KOCH COMPRESSED GASES, INC.,
                                       a New Jersey corporation



                                       By: /s/ Eric M. Wechsler
                                           ------------------------------------
                                             Name:  Eric M. Wechsler
                                             Title:  Vice President

                                       [CORPORATE SEAL]

                                    EXHIBIT A


                                     ANNEX A


            Date                                          Projected Gross Margin

March 2000                                                          49.90%

April 2000                                                          50.20%

May 2000                                                            50.50%

June 2000                                                           50.80%

July 2000                                                           50.80%

August 2000                                                         51.20%

September 2000                                                      51.60%

October 2000                                                        51.70%

November 2000                                                       52.30%

December 2000                                                       52.70%

January 2001                                                        53.30%

February 2001                                                       53.70%

March 2001                                                          54.20%

April 2001                                                          54.60%

May 2001                                                            55.10%

June 2001                                                           55.50%

July 2001                                                           55.80%

August 2001                                                         56.10%

September 2001                                                      56.40%

            Date                                          Projected Gross Margin


October 2001                                                        56.70%

November 2001                                                       57.00%

December 2001                                                       57.20%

January 2002                                                        57.60%

February 2002                                                       57.80%

March 2002                                                          58.10%